                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):             March 1, 2004


                           GLENAYRE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


          Delaware                 0-15761                   98-0085742
-----------------------------   ----------------     ---------------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           file number)           Identification Number)


11360 Lakefield Drive, Duluth, Georgia                           30097
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 770-283-1000
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

               99.1   Company's News Release dated March 1, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 1, 2004, Glenayre Technologies, Inc. (the "Company") issued a news release providing financial results for the fourth quarter of 2003. The news release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ.

The Company's news release is furnished as Exhibit 99.1 to this Current Report.

Neither the foregoing nor the news release furnished as Exhibit 99.1 shall be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Glenayre Technologies, Inc.



Dated: March 1, 2004                           By: /s/  Debra Ziola
                                                   -----------------------------
                                               Name:  Debra Ziola
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:  March 1, 2004               Commission File No: 0-15761



                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX

         Exhibit No.                 Exhibit Description
         -----------                 -------------------

            99.1                     Company's News Release dated March 1, 2004.